Exhibit 10.23

EXECUTION COPY

PREGIS HOLDING I CORPORATION

2005 STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

NONQUALIFIED STOCK OPTION AGREEMENT dated as of February 6, 2006 between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and Vincent P. Langone (the “Optionee”) (this “Agreement”).

The Company’s Compensation Committee or the Company’s Board of Directors acting as the Committee (in either case, the “Committee”) has determined that the Optionee is one of the key employees of the Company or its subsidiaries or affiliates, and that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.

In consideration of the foregoing and of the mutual undertakings set forth in this Agreement and in consideration of the Optionee’s entering into the Noncompetition Agreement (as defined herein), the Company and the Optionee agree as follows:

SECTION 1. Grant of Option.

1.1 Subject to Section 14 hereof, the Company hereby grants to the Optionee an option (the “Option”) to purchase 496.67 shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $13,000 per share. It is not a condition to the grant of the Option that the Optionee execute a shareholder agreement as contemplated by Section 2.6 of the Plan.

1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.

SECTION 2. Exercisability.

2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the cumulative number of shares and at the times provided in the following schedule subject to continued employment by the Company or its subsidiaries or affiliates:

Applicable Date	Cumulative Number of Shares
On the first anniversary of the date hereof	99.34
On the second anniversary of the date hereof	198.68
On the third anniversary of the date hereof	298.02
On the fourth anniversary of the date hereof	397.36
On the fifth anniversary of the date hereof	496.67

2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on February 6, 2016.

SECTION 3. Method of Exercise.

3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.

SECTION 4. Termination of Employment.

The Option granted hereby shall terminate and expire on the day the Optionee’s employment is terminated in the event of a termination for Cause and in accordance with the provisions of Section 2.4 of the Plan; provided, however, that the 45-day period set forth in clause (i) of Section 2.4(a) of the Plan shall instead be 90 days, and such 90-day period shall commence on the first day on which the Optionee is neither an employee nor a director of the Company. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan; provided, however, that (i) the Board’s determination of fair market value as set forth in Section 2.4(c) of the Plan shall be made in good faith, and (ii) the Company’s right to purchase set forth in Section 2.4(c) of the Plan shall expire on the 15 month anniversary of the first day on which the Optionee is neither an employee nor a director of the Company.

SECTION 5. Nonassignability.

No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.

SECTION 6. Right of Discharge Reserved.

Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or services of the Optionee.

SECTION 7. No Rights as a Stockholder.

Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 8. Plan Provisions to Prevail.

This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

SECTION 9. Optionee’s Acknowledgments.

By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.

SECTION 10. Section Headings.

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

SECTION 11. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.

SECTION 12. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.

SECTION 13. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

SECTION 14. Noncompetition Agreement.

The Option shall not be granted unless and until the Optionee executes the noncompetition agreement attached hereto as Exhibit B (the “Noncompetition Agreement”). If the Optionee fails to execute the Noncompetition Agreement, this Agreement shall be null and void ab initio and no Option shall be deemed granted hereunder.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
Name: Thomas J. Pryma
Title: Vice President

/s/ Vincent P. Langone
Vincent P. Langone 62 Philhower Road Lebanon, NJ 08833

EXECUTION COPY

PREGIS HOLDING I CORPORATION

2005 STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

NONQUALIFIED STOCK OPTION AGREEMENT dated as of February 6, 2006 between Pregis Holding I Corporation, a Delaware corporation (the ”Company”) and Vincent P. Langone (the “Optionee”) (this “Agreement”).

The Company’s Compensation Committee or the Company’s Board of Directors acting as the Committee (in either case, the “Committee”) has determined that the Optionee is one of the key employees of the Company or its subsidiaries or affiliates, and that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.

In consideration of the foregoing and of the mutual undertakings set forth in this Agreement and in consideration of the Optionee’s entering into the Noncompetition Agreement (as defined herein), the Company and the Optionee agree as follows:

SECTION 1. Grant of Option.

1.1 Subject to Section 14 hereof, the Company hereby grants to the Optionee an option (the “Option”) to purchase 165.55 shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $25,000 per share. It is not a condition to the grant of the Option that the Optionee execute a shareholder agreement as contemplated by Section 2.6 of the Plan.

1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.

SECTION 2. Exercisability.

2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the cumulative number of shares and at the times provided in the following schedule subject to continued employment by the Company or its subsidiaries or affiliates:

Applicable Date	Cumulative Number of Shares
On the first anniversary of the date hereof	33.11
On the second anniversary of the date hereof	66.22
On the third anniversary of the date hereof	99.33
On the fourth anniversary of the date hereof	132.44
On the fifth anniversary of the date hereof	165.55

2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on February 6, 2016.

SECTION 3. Method of Exercise.

3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.

SECTION 4. Termination of Employment.

The Option granted hereby shall terminate and expire on the day the Optionee’s employment is terminated in the event of a termination for Cause and in accordance with the provisions of Section 2.4 of the Plan; provided, however, that the 45-day period set forth in clause (i) of Section 2.4(a) of the Plan shall instead be 90 days, and such 90-day period shall commence on the first day on which the Optionee is neither an employee nor a director of the Company. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan; provided, however, that (i) the Board’s determination of fair market value as set forth in Section 2.4(c) of the Plan shall be made in good faith, and (ii) the Company’s right to purchase set forth in Section 2.4(c) of the Plan shall expire on the 15 month anniversary of the first day on which the Optionee is neither an employee nor a director of the Company.

SECTION 5. Nonassignability.

No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.

SECTION 6. Right of Discharge Reserved.

Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or services of the Optionee.

SECTION 7. No Rights as a Stockholder.

Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 8. Plan Provisions to Prevail.

This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

SECTION 9. Optionee’s Acknowledgments.

By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.

SECTION 10. Section Headings.

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

SECTION 11. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.

SECTION 12. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.

SECTION 13. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

SECTION 14. Noncompetition Agreement.

The Option shall not be granted unless and until the Optionee executes the noncompetition agreement attached hereto as Exhibit B (the “Noncompetition Agreement”). If the Optionee fails to execute the Noncompetition Agreement, this Agreement shall be null and void ab initio and no Option shall be deemed granted hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
Name: Thomas J. Pryma
Title: Vice President

/s/ Vincent P. Langone
Vincent P. Langone 62 Philhower Road Lebanon, NJ 08833

PREGIS HOLDING I CORPORATION

2005 STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

NONQUALIFIED STOCK OPTION AGREEMENT dated as of November 30, 2005 between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and James D. Morris (the “Optionee”) (this “Agreement”).

The Company’s Board of Directors has determined that that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee, in his capacity as a director of the Company or its subsidiaries or affiliates, Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.

In consideration of the foregoing and of the mutual undertakings set forth in this Agreement and in consideration of the Optionee’s entering into the Noncompetition Agreement and Separation Agreement (as such terms are defined herein), the Company and the Optionee agree as follows:

SECTION 1. Grant of Option.

1.1 Subject to Section 14 hereof, the Company hereby grants to the Optionee an option (the “Option”) to purchase 41.38 shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $13,000 per share.

1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.

SECTION 2. Exercisability.

2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the cumulative number of shares and at the times provided in the following schedule subject to the Optionee continuing to serve as a director of the Company:

Applicable Date	Cumulative Number of Shares
On the first anniversary of the date hereof	8.28
On the second anniversary of the date hereof	16.56
On the third anniversary of the date hereof	24.84
On the fourth anniversary of the date hereof	33.12
On the fifth anniversary of the date hereof	41.38

2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on November 30, 2015.

SECTION 3. Method of Exercise.

3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.

SECTION 4. Termination of Services.

The Option granted hereby shall terminate and expire on the day the Optionee’s service as a director of the Company is terminated for Cause or otherwise in accordance with Section 2.4 of the Plan. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall to the extent not expired become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan.

SECTION 5. Nonassignability.

No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.

SECTION 6. Right of Discharge Reserved.

Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the services of the Optionee.

SECTION 7. No Rights as a Stockholder.

Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 8. Plan Provisions to Prevail.

This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

SECTION 9. Optionee’s Acknowledgments.

By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Board of Directors of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.

SECTION 10. Section Headings.

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

SECTION 11. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.

SECTION 12. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.

SECTION 13. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

SECTION 14. Noncompetition and Separation Agreements.

The Option shall not be granted unless and until the Optionee executes the Noncompetition Agreement attached hereto as Exhibit B (the “Noncompetition Agreement”) and executes and does not revoke the Separation and Consulting Agreement, among the Optionee and the other parties thereto, dated as of the date hereof (the “Separation Agreement”). If the Optionee fails to execute the Noncompetition Agreement or the Separation Agreement, revokes the Separation Agreement, fails to execute or revokes the general release described in Section 2(b) of the Separation Agreement, or fails to purchase $150,000 shares of the Company’s common stock as set forth in Section 2(b) of the Separation Agreement, this Agreement shall be null and void ab initio and no Option shall be deemed granted hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
	Name:	Thomas J. Pryma
	Title:	President

/s/ James D. Morris
James D. Morris

Address:

263 W. Onwentsia Road Lake Forest, IL 60045

EXECUTION COPY

PREGIS HOLDING I CORPORATION

2005 STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

NONQUALIFIED STOCK OPTION AGREEMENT dated as of October 12, 2005 between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and Andy Brewer (the “Optionee”) (this “Agreement”).

The Company’s Compensation Committee or the Company’s Board of Directors acting as the Committee (in either case, the “Committee”) has determined that the Optionee is one of the key employees of the Company or its subsidiaries or affiliates, and that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.

In consideration of the foregoing and of the mutual undertakings set forth in this Agreement and in consideration of the Optionee’s entering into the Noncompetition Agreement (as defined herein), the Company and the Optionee agree as follows:

SECTION 1. Grant of Option.

1.1 Subject to Section 14 hereof, the Company hereby grants to the Optionee an option (the “Option”) to purchase 124.16 shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $13,000 per share.

1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.

SECTION 2. Exercisability.

2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the cumulative number of shares and at the times provided in the following schedule subject to continued employment by the Company or its subsidiaries or affiliates:

Applicable Date	Cumulative Number of Shares
On the first anniversary of the date hereof	24.84
On the second anniversary of the date hereof	49.68
On the third anniversary of the date hereof	74.52
On the fourth anniversary of the date hereof	99.36
On the fifth anniversary of the date hereof	124.16

2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on October 12, 2015.

SECTION 3. Method of Exercise.

3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.

SECTION 4. Termination of Employment.

The Option granted hereby shall terminate and expire on the day the Optionee’s employment is terminated in the event of a termination for Cause and in accordance with the provisions of Section 2.4 of the Plan. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan.

SECTION 5. Nonassignability.

No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.

SECTION 6. Right of Discharge Reserved.

Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or services of the Optionee.

SECTION 7. No Rights as a Stockholder.

Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 8. Plan Provisions to Prevail.

This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

SECTION 9. Optionee’s Acknowledgments.

By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.

SECTION 10. Section Headings.

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

SECTION 11. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.

SECTION 12. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.

SECTION 13. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

SECTION 14. Noncompetition Agreement.

The Option shall not be granted unless and until the Optionee executes the noncompetition agreement attached hereto as Exhibit B (the “Noncompetition Agreement”). If the Optionee fails to execute the Noncompetition Agreement, this Agreement shall be null and void ab initio and no Option shall be deemed granted hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
	Name:	Thomas J. Pryma
	Title:	President

/s/ Andy Brewer
Andy Brewer 2142 N. Fremont Chicago, IL 60614

EXECUTION COPY

PREGIS HOLDING I CORPORATION

2005 STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

NONQUALIFIED STOCK OPTION AGREEMENT dated as of October 12, 2005 between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and Dieter Eberle (the “Optionee”) (this “Agreement”).

The Company’s Compensation Committee or the Company’s Board of Directors acting as the Committee (in either case, the “Committee”) has determined that the Optionee is one of the Key Employees of the Company or its subsidiaries or affiliates, and that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.

In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Optionee agree as follows:

SECTION 1. Grant of Option.

1.1 The Company hereby grants to the Optionee an option (the “Option”) to purchase 62.91 shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $13,000 per share.

1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.

SECTION 2. Exercisability.

2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the cumulative number of shares and at the times provided in the following schedule subject to continued employment by the Company or its subsidiaries or affiliates:

Applicable Date	Cumulative Number of Shares
On the first anniversary of the date hereof	12.59
On the second anniversary of the date hereof	25.18
On the third anniversary of the date hereof	37.77
On the fourth anniversary of the date hereof	50.36
On the fifth anniversary of the date hereof	62.91

2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on October 12, 2015.

SECTION 3. Method of Exercise.

3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.

SECTION 4. Termination of Employment.

The Option granted hereby shall terminate and expire on the day the Optionee’s employment is terminated in the event of a termination for Cause and in accordance with the provisions of Section 2.4 of the Plan. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan.

SECTION 5. Nonassignability.

No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.

SECTION 6. Right of Discharge Reserved.

Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or services of the Optionee.

SECTION 7. No Rights as a Stockholder.

Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 8. Plan Provisions to Prevail.

This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

SECTION 9. Optionee’s Acknowledgments.

By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.

SECTION 10. Section Headings.

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

SECTION 11. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.

SECTION 12. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.

SECTION 13. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
	Name:	Thomas J. Pryma
	Title:	President

/s/ Dieter Eberle
Dieter Eberle Hochriesstrasse 8 83026 Rosenheim Germany

EXECUTION COPY

PREGIS HOLDING I CORPORATION

2005 STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

NONQUALIFIED STOCK OPTION AGREEMENT dated as of December 1, 2005 between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and Steven C. Huston (the “Optionee”) (this “Agreement”).

The Company’s Compensation Committee or the Company’s Board of Directors acting as the Committee (in either case, the “Committee”) has determined that the Optionee is one of the key employees of the Company or its subsidiaries or affiliates, and that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.

In consideration of the foregoing and of the mutual undertakings set forth in this Agreement and in consideration of the Optionee’s entering into the Noncompetition Agreement (as defined herein), the Company and the Optionee agree as follows:

SECTION 1. Grant of Option.

1.1 Subject to Section 14 hereof, the Company hereby grants to the Optionee an option (the “Option”) to purchase 21.52 shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $13,000 per share.

1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.

SECTION 2. Exercisability.

2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the cumulative number of shares and at the times provided in the following schedule subject to continued employment by the Company or its subsidiaries or affiliates:

Applicable Date	Cumulative Number of Shares
On the first anniversary of the date hereof	4.31
On the second anniversary of the date hereof	8.62
On the third anniversary of the date hereof	12.93
On the fourth anniversary of the date hereof	17.24
On the fifth anniversary of the date hereof	21.52

2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on December 1, 2015.

SECTION 3. Method of Exercise.

3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.

SECTION 4. Termination of Employment.

The Option granted hereby shall terminate and expire on the day the Optionee’s employment is terminated in the event of a termination for Cause and in accordance with the provisions of Section 2.4 of the Plan. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan.

SECTION 5. Nonassignability.

No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.

SECTION 6. Right of Discharge Reserved.

Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or services of the Optionee.

SECTION 7. No Rights as a Stockholder.

Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 8. Plan Provisions to Prevail.

This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

SECTION 9. Optionee’s Acknowledgments.

By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.

SECTION 10. Section Headings.

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

SECTION 11. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.

SECTION 12. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.

SECTION 13. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

SECTION 14. Noncompetition Agreement.

The Option shall not be granted unless and until the Optionee executes the noncompetition agreement attached hereto as Exhibit B (the “Noncompetition Agreement”). If the Optionee fails to execute the Noncompetition Agreement, this Agreement shall be null and void ab initio and no Option shall be deemed granted hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
	Name:	Thomas J. Pryma
	Title:	President

/s/ Steven C. Huston
Steven C. Huston 2209 W. Erie Street Chicago, IL 60612

EXECUTION COPY

PREGIS HOLDING I CORPORATION

2005 STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

NONQUALIFIED STOCK OPTION AGREEMENT dated as of October 12, 2005 between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and Peter Lewis (the “Optionee”) (this “Agreement”).

The Company’s Compensation Committee or the Company’s Board of Directors acting as the Committee (in either case, the “Committee”) has determined that the Optionee is one of the key employees of the Company or its subsidiaries or affiliates, and that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.

In consideration of the foregoing and of the mutual undertakings set forth in this Agreement and in consideration of the Optionee’s entering into the Noncompetition Agreement (as defined herein), the Company and the Optionee agree as follows:

SECTION 1. Grant of Option.

1.1 The Company hereby grants to the Optionee an option (the “Option”) to purchase 124.16 shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $13,000 per share.

1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.

SECTION 2. Exercisability.

2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the cumulative number of shares and at the times provided in the following schedule subject to continued employment by the Company or its subsidiaries or affiliates:

Applicable Date	Cumulative Number of Shares
On the first anniversary of the date hereof	24.84
On the second anniversary of the date hereof	49.68
On the third anniversary of the date hereof	74.52
On the fourth anniversary of the date hereof	99.36
On the fifth anniversary of the date hereof	124.16

2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on October 12, 2015.

SECTION 3. Method of Exercise.

3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.

SECTION 4. Termination of Employment.

The Option granted hereby shall terminate and expire on the day the Optionee’s employment is terminated in the event of a termination for Cause and in accordance with the provisions of Section 2.4 of the Plan. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan.

SECTION 5. Nonassignability.

No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.

SECTION 6. Right of Discharge Reserved.

Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or services of the Optionee.

SECTION 7. No Rights as a Stockholder.

Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 8. Plan Provisions to Prevail.

This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

SECTION 9. Optionee’s Acknowledgments.

By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.

SECTION 10. Section Headings.

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

SECTION 11. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.

SECTION 12. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.

SECTION 13. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
Name: Thomas J. Pryma
Title: President

/s/ P. Lewis
Peter Lewis
Dalton Hall
Dalton, Richmond
DL11 7GU North Yorkshire
England

EXECUTION COPY

PREGIS HOLDING I CORPORATION

2005 STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

NONQUALIFIED STOCK OPTION AGREEMENT dated as of October 12, 2005 between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and C. William McBee (the “Optionee”) (this “Agreement”).

The Company’s Compensation Committee or the Company’s Board of Directors acting as the Committee (in either case, the “Committee”) has determined that the Optionee is one of the key employees of the Company or its subsidiaries or affiliates, and that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.

In consideration of the foregoing and of the mutual undertakings set forth in this Agreement and in consideration of the Optionee’s entering into the Noncompetition Agreement (as defined herein), the Company and the Optionee agree as follows:

SECTION 1. Grant of Option.

1.1 Subject to Section 14 hereof, the Company hereby grants to the Optionee an option (the “Option”) to purchase 62.91 shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $13,000 per share.

1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.

SECTION 2. Exercisability.

2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the cumulative number of shares and at the times provided in the following schedule subject to continued employment by the Company or its subsidiaries or affiliates:

Applicable Date	Cumulative Number of Shares
On the first anniversary of the date hereof	12.59
On the second anniversary of the date hereof	25.17
On the third anniversary of the date hereof	37.77
On the fourth anniversary of the date hereof	50.36
On the fifth anniversary of the date hereof	62.91

2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on October 12, 2015.

SECTION 3. Method of Exercise.

3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.

SECTION 4. Termination of Employment.

The Company recognizes that the Optionee previously retired from employment and is considering retirement in the near future. Accordingly, as an accommodation to the Optionee for having agreed to return to active employment, in the event that the Optionee’s employment is terminated on or after the second anniversary of the date hereof, other than a termination for Cause, the Option shall remain outstanding until October 12, 2015, subject to earlier termination or repurchase in accordance with the terms of the Plan, but only so long as the Optionee (i) is not engaged in full time employment in the Chicago metropolitan area and (ii) is not engaged in activity directly competitive with Hexacomb Corporation or its subsidiaries. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan.

SECTION 5. Nonassignability.

No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.

SECTION 6. Right of Discharge Reserved.

Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or services of the Optionee.

SECTION 7. No Rights as a Stockholder.

Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 8. Plan Provisions to Prevail.

This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

SECTION 9. Optionee’s Acknowledgments.

By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.

SECTION 10. Section Headings.

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

SECTION 11. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.

SECTION 12. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.

SECTION 13. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

SECTION 14. Noncompetition Agreement.

The Option shall not be granted unless and until the Optionee executes the noncompetition agreement attached hereto as Exhibit B (the “Noncompetition Agreement”). If the Optionee fails to execute the Noncompetition Agreement, this Agreement shall be null and void ab initio and no Option shall be deemed granted hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
Name: Thomas J. Pryma
Title: President

/s/ C. William McBee
C. William McBee
610 Wharton Drive
Lake Forest, IL 60045

EXECUTION COPY

PREGIS HOLDING CORPORATION

2005 STOCK OPTION PLAN

NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

NONQUALIFIED STOCK OPTION AGREEMENT dated as of October 12, 2005 between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and Hartmut Scherf (the “Optionee”) (this “Agreement”).

The Company’s Compensation Committee or the Company’s Board of Directors acting as the Committee (in either case, the “Committee”) has determined that the Optionee is one of the Key Employees of the Company or its subsidiaries or affiliates, and that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.

In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Optionee agree as follows:

SECTION 1. Grant of Option.

1.1 The Company hereby grants to the Optionee an option (the “Option”) to purchase 82.77 shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $13,000 per share.

1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.

SECTION 2. Exercisability.

2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the cumulative number of shares and at the times provided in the following schedule subject to continued employment by the Company or its subsidiaries or affiliates:

Applicable Date	Cumulative Number of Shares
On the first anniversary of the date hereof	16.56
On the second anniversary of the date hereof	33.12
On the third anniversary of the date hereof	49.68
On the fourth anniversary of the date hereof	66.24
On the fifth anniversary of the date hereof	82.77

2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on October 12, 2015.

SECTION 3. Method of Exercise.

3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.

SECTION 4. Termination of Employment.

The Option granted hereby shall terminate and expire on the day the Optionee’s employment is terminated in the event of a termination for Cause and in accordance with the provisions of Section 2.4 of the Plan. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan.

SECTION 5. Nonassignability.

No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.

SECTION 6. Right of Discharge Reserved.

Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or services of the Optionee.

SECTION 7. No Rights as a Stockholder.

Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 8. Plan Provisions to Prevail.

This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

SECTION 9. Optionee’s Acknowledgments.

By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.

SECTION 10. Section Headings.

The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

SECTION 11. Notices.

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.

SECTION 12. Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.

SECTION 13. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
Name: Thomas J. Pryma
Title: President

/s/ Hartmut Scherf
Hartmut Scherf
Weststrasse 2
49170 Hagen
Germany